EMPLOYMENT AGREEMENT

      This Employment Agreement is entered into on December 20, 2005 by and between 110 Media Group, Inc., a Delaware corporation (the "Company"), and Andre
L. Forde, an individual (the "Executive").

                                    RECITALS:

      A. The Executive has served as the President and Chief Operating Officer of Global Portals Online, Inc., a Florida corporation ("Global");

      B. The Company has acquired all of the issued and outstanding shares of common stock of Global;

      C. The Company desires to employ the Executive, and the Executive desires to be employed by the Company, pursuant to the provisions contained in this Employment Agreement (the "Agreement");

      NOW, THEREFORE, in consideration of the Recitals, and the respective covenants and agreements of each of the Company and the Executive contained in this Agreement, each of the Company and the Executive agrees as follows:

                                    ARTICLE I
                               Certain Definitions

      The following terms shall have the following respective meanings when utilized in this Agreement:

      "Agreement" means this Employment Agreement as it is now or hereafter in effect.

      "Approved Board" means a Board of Directors of the Company that, as of a given date, is comprised of individuals at least a majority of whom have continuously served as directors of the Company during the period of two years ending on such date, unless the election of each director who was not a director at the beginning of such two year period was approved in advance by the directors representing at least two-thirds of the directors then in office who were directors at the beginning of such two year period.

      "Approved Change in Control of the Company" means any transaction or series of transactions which:

            (a) results, or is reasonably anticipated to result, in a Change in Control of the Company;

            (b) is approved by the requisite vote of an Approved Board pursuant to, and in accordance with, applicable law and the Certificate of Incorporation and Bylaws of the Company; and

            (c) if required by applicable law or the Certificate of Incorporation or Bylaws of the Company, is approved by the requisite vote of the shareholders of the Company pursuant to, and in accordance with, applicable law and the Certificate of Incorporation and Bylaws of the Company.

      "Bonus" means, as of a given date, the most recent annual performance bonus awarded by the Company to the Executive.

      "Cause" means any action by the Executive or any inaction by the Executive which, after due consideration, is reasonably determined by the Board of Directors of the Company to constitute:

            (a) fraud, embezzlement, misappropriation, dishonesty or breach of trust;

            (b) a felony or moral turpitude;

            (c) material breach or violation of any or all of the covenants, agreements and obligations of the Executive set forth in this Agreement, other than as the result of the Executive's death or Disability;

            (d) a willful or knowing failure or refusal by the Executive to perform any or all of his material duties and responsibilities as an officer of the Company, other than as the result of the Executive's death or Disability; or

            (e) gross negligence by the Executive in the performance of any or all of his material duties and responsibilities as an officer of the Company, other than as a result of the Executive's death or Disability;

provided, however, that if the basis for any termination of the Executive's employment by the Company as set forth in the Termination Notice delivered by the Company to the Executive is any or all of the definitions of Cause set forth in paragraphs (c), (d) or (e) of this definition, then, in such event, the Executive shall have thirty (30) days from and after the date of his receipt of such Termination Notice to present a reasonable plan to cure such action or inaction specified in the Termination Notice, which plan may require more than thirty (30) days to cure the specified action or inaction, but such plan shall be reasonably satisfactory to the Company.

      "Change in Control of the Company" means any change in control of the Company of a nature which would be required to be reported (a) in response to
Item 6(e) of Schedule 14A of Regulation 14A, as in effect on the date of this Agreement, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) in response to Item 5.01 or 5.02 of the Current Report on Form 8-K, as in effect on the date of this Agreement, promulgated under the Exchange Act, or (c) in any filing by the Company with the United States Securities and Exchange Commission; provided, however, that, without limitation, a Change in Control of the Company shall be deemed to have occurred if:

            (a) subsequent to the date of this Agreement, any "person" (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company, any subsidiary of the Company or any compensation, retirement, pension or other employee benefit plan or trust of the Company or any subsidiary of the Company, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company or any successor to the Company (whether by merger, consolidation or otherwise) representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;

            (b) during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority of such Board of Directors, unless the election of each director who was not a director at the beginning of such period has been approved in advance by the directors representing at least two-thirds of the directors then in office who were directors at the beginning of such period;

            (c) the Company shall merge or consolidate with or into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent
      (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving corporation or entity outstanding immediately after such merger or consolidation;

            (d) the Company shall sell, lease, exchange or otherwise dispose of all or substantially all of its assets, or enter into a binding agreement for the sale, lease, exchange or other disposition of all or substantially all of its assets, in one transaction or in a series of related transactions; or

            (e) the Company shall liquidate or dissolve, or any plan or proposal shall be adopted for the liquidation or dissolution of the Company.

      "Company" means 110 Media Group, Inc., a Delaware corporation.

      "Global" means Global Portals Online, Inc., a Florida corporation.

      "Compensation"  means  the  sum  of  the  Executive's  Salary  and  Bonus.

      "Disability" means any mental or physical illness, condition, disability or incapacity which prevents the Executive from reasonably discharging his duties and responsibilities as an officer of the Company. If any disagreement or dispute shall arise between the Company and the Executive as to whether the Executive suffers from any Disability, then, in such event, the Executive shall submit to the physical or mental examination of a licensed physician, who is mutually agreeable to the Company and the Executive, and such physician shall determine whether the Executive suffers from any Disability. In the absence of fraud or bad faith, the determination of such physician shall be final and binding upon the Company and the Executive. The entire cost of such examination shall be paid for solely by the Company.

      "Executive" means Andre L. Forde, an individual.

      "Good Reason" means:

            (a) the assignment by the Board of Directors of the Company to the Executive, without his express written consent, of duties and responsibilities which results in the Executive having less significant duties and responsibilities or exercising less significant power and authority than he had, or duties and responsibilities or power and authority not comparable to that of the level and nature which he had, immediately prior to such assignment;

            (b) the removal of the Executive from, or a failure to reappoint the Executive to, his then current position with the Company or its subsidiaries or affiliates, except (i) with the Executive's express written consent or (ii) in connection with any termination of the Executive's employment by the Company as the result of the Executive's Protracted Disability or for Cause;

            (c) the Company's failure to perform on a timely basis its obligations under this Agreement;

            (d) the Company's requiring the Executive, without his express written consent, to travel on Company business to an extent substantially greater than the Executive's business travel obligations immediately prior to such time; (e) the Company's requiring the Executive, without his express written consent, to change his place of permanent residency; or

            (f) the failure of the Company to obtain the express written assumption of, and agreement to perform on a timely basis, the Company's obligations under this Agreement by any successor to the Company as required by Article X of this Agreement.

      "Person" means any individual, person, firm, corporation, partnership, association or other entity.

      "Protracted Disability" means any Disability which prevents the Executive from reasonably discharging his duties and responsibilities as an officer of the Company for a period of twelve (12) consecutive months.

      "Salary" means, as of a given date, the Executive's then current annual salary.

      "Successor Agreement" shall have the meaning set forth in Article X of this Agreement.

      "Termination Date" means a specific date not less than forty-five (45) nor more than ninety (90) days from and after the date of any Termination Notice upon which the Executive's employment by the Company shall be terminated in accordance with the provisions of this Agreement.

      "Termination Notice" shall mean a written notice which sets forth (a) the specific provision of this Agreement relied upon to terminate the Executive's employment, (b) in reasonable detail the facts and circumstances claimed to provide the basis for the termination of the Executive's employment, and (c) a Termination Date.

      "Territory" shall have the meaning set forth in Section 9.1(a) of this Agreement.

                                   ARTICLE II
                                   Employment

      The  Company  employs  the  Executive  and  the  Executive   accepts  such
employment. Subject to the direction of the Board of Directors, the Executive shall serve as the President and Chief Operating Officer of the Company, Global and each of the subsidiary corporations and other entities of the Company and Global. The Executive shall have such responsibilities, perform such duties and exercise such power and authority as are inherent in, or incident to, the offices of President and Chief Operating Officer and as may from time to time be assigned to him by the Chief Executive Officer of the Company. The Executive shall devote his full business time and attention, and his best efforts, to the performance of his duties as an employee of the Company.

                                   ARTICLE III
                                      Term

      Subject to the provisions of Article VII below, the term of this Agreement shall be for a period of five (5) years, commencing on December 20, 2005 and expiring on December 19, 2010.

                                   ARTICLE IV
                                     Salary

      4.1 Initial Salary. In full payment for the obligations to be performed by the Executive during the term of this Agreement, the Company shall pay to the Executive a salary (subject to applicable payroll and/or other taxes required by law to be withheld) equal to One Hundred Twenty Thousand Dollars ($120,000.00) per year (the "Salary"). The Salary shall be paid to the Executive in installments on such dates as the Company pays salaries to its senior executive employees.

      4.2 Adjustment of Salary. As promptly as practicable after the conclusion of each of the Company's fiscal years during the term of the Executive's employment hereunder, commencing at the conclusion of the Company's fiscal year ending December 31, 2005, the certified public accountants regularly retained by the Company shall determine the increase or decrease, if any, in the cost of living, using as the basis of such computation the then current applicable Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor (the "Index"). Any such increase or decrease shall be computed as follows:

            (a) The Index number in the column for Orlando, Florida, entitled "all items," for the month of January shall be the "Current Index Number" and the corresponding Index number for the immediately preceding January, commencing with January 2006, shall be the "Base Index Number."

            (b) The increase or decrease in the cost of living shall be determined by dividing the Current Index Number by the Base Index Number and subtracting the integer 1 from the quotient thereof, in accordance with the following formula:

Increase/Decrease
         in           =      Current Index Number    __    1
                             --------------------
Cost of Living               Base Index Number

            (c) The percentage increase or decrease in the cost of living, multiplied by the Executive' then current salary, shall be the increase or decrease required to be determined pursuant to this Section 4.2.

            (d) If the publication of the Consumer Price Index is discontinued for any reason, then the parties shall utilize comparable statistics of the cost of living for Orlando, Florida, as computed and published by an agency or instrumentality of the United States of America or by a responsible financial periodical or recognized authority then to be selected by the parties.

            (e) In the absence of fraud, any determination made by the Company's accountants pursuant to this Section 4.2 shall be conclusive and binding upon the Company and the Executive.

            (f) The Executive's then current salary shall be adjusted as of January 1 of each fiscal year of the Company, commencing with the fiscal year ending December 31, 2007, in accordance with the provisions of this Section 4.2 and such adjustment shall remain in effect during such fiscal year.

      4.3 Payment of Salary. Payments of salary shall be made to the Executive in installments from time to time on the same dates payments of salary are generally made to all senior management employees of the Company.

                                    ARTICLE V
                                Performance Bonus

      The Executive may from time to time receive a performance bonus as shall be determined by the Board of Directors of the Company.

                                   ARTICLE VI
                             Certain Fringe Benefits

      6.1 Generally. The Executive shall be entitled to receive such benefits and to participate in such benefit plans as are generally provided from time to time by the Company to its senior management employees; provided, however, that nothing contained in this Section 6.1 shall be construed to obligate the Company to provide any specific benefits to its employees generally.

      6.2 Vacations. The Executive shall be entitled to vacation time on an annual basis in accordance with such policies as are from time to time adopted by the Company's Board of Directors with respect to its senior management employees.

      6.3 Automobile. The Company shall provide the Executive an automobile for use by the Executive in connection with the performance of his duties under this Agreement. The Executive shall be entitled to receive reimbursement for such automobile expenses as are incurred by the Executive in connection with the performance of his duties under this Agreement. Such reimbursement shall include the cost of operating the automobile, the cost for maintenance of such automobile and the cost of insurance of such automobile.

      6.4 Stock Options. The Executive shall be entitled to participate in the Company's stock option plans as may from time to time be in effect and to receive such incentive or other stock options as may from time to time be granted to him thereunder; provided, however, that nothing contained in this
Section 6.4 shall be construed to obligate the Company, its Board of Directors or any committee of its Board of Directors to grant any incentive or other stock option whatsoever to the Executive.

      6.5 Business, Travel and Entertainment Expenses. Within a reasonable time after the submission of appropriate receipts and other evidence by the Executive, the Company shall pay, or reimburse the Executive for, all reasonable business, travel and entertainment expenses incurred by the Executive in connection with the performance of his duties and responsibilities on behalf of the Company.

                                   ARTICLE VII
                            Termination of Employment

      7.1 Termination of Employment.

            (a) Notwithstanding the provisions of Article III hereof, this Agreement (i) shall automatically terminate upon the death of the Executive pursuant to the provisions of Section 7.2 hereof, (ii) may be terminated at any time by the Company pursuant to the provisions of Sections 7.3 or 7.4 hereof, and (iii) may be terminated at any time by the Executive pursuant to the provisions of Section 7.5 hereof.

            (b) If either the Company or the Executive shall desire to terminate the Executive's employment by the Company pursuant to any of the provisions of Sections 7.3, 7.4, or 7.5 of this Agreement, then, in such event, the party causing such termination shall provide a Termination Notice to the other party.

            (c) If this Agreement shall be terminated pursuant to any of the provisions of this Article VII, the Company shall be discharged from all of its obligations to the Executive under this Agreement upon the payment to the Executive of the amount set forth in the Section of this Article VII pursuant to which such termination shall occur. The Executive's sole and exclusive remedy for the termination of this Agreement prior to December 19, 2010, regardless of whether such termination shall be initiated by the Company or the Executive, and regardless of whether such termination shall be with or without Cause, shall be the payment by the Company to the Executive of the amount set forth in the Section of this Article VII pursuant to which such termination shall occur.

      7.2 Death of Executive. If during the term of this Agreement the Executive shall die, then the employment of the Executive by the Company shall automatically terminate on the date of the Executive's death. In such event, not more than thirty days after the date of the Executive's death, the Company shall pay to the Executive's estate or as otherwise directed by the Executive's personal representative or executor, an amount in cash equal to the Executive's Compensation (subject to applicable payroll and/or other taxes required by law to be withheld) determined as of the date of the Executive's death.

      7.3 Disability of Executive.

            (a) In the event that at any time during the term of this Agreement the Executive shall suffer any Disability, then the Company shall be obligated to continue to pay in the ordinary and normal course of its business to the Executive or his legal representative, as the case may be, the Executive's Compensation (subject to applicable payroll and/or other taxes required by law to be withheld) from the date that the Executive shall first suffer any such Disability to the date that the Executive's employment by the Company shall be terminated pursuant to any of the provisions of this Agreement.

            (b) In the event that the Executive shall suffer any Protracted Disability during the term of this Agreement, then the Company may terminate the Executive's employment under this Agreement. In such event, in addition to any other benefits which may have been provided by the Company to the Executive or his legal representative, as the case may be, pursuant to the provisions of
Section 7.3(a) above, not later than the Termination Date specified in the Termination Notice delivered by the Company to the Executive or his legal representative, as the case may be, the Company shall pay to the Executive or as otherwise directed by the Executive's legal representative an amount in cash equal to the Executive's Compensation (subject to applicable payroll and/or taxes required by law to be withheld) determined as of the date of such Termination Notice. Subsequent to such Termination Date, the Executive or his legal representative, as the case may be, shall also be entitled to receive any benefits which may be payable under any disability insurance policy or disability plan provided to the Executive by the Company.

      7.4 Termination of Employment by Company.

            (a) The Company may terminate this Agreement at any time with Cause. In such event, the Company shall be obligated to continue to pay in the ordinary and normal course of its business to the Executive only his Salary (subject to applicable payroll and/or other taxes required by law to be withheld) through the Termination Date set forth in the Termination Notice.

            (b) The Company may terminate this Agreement at any time without Cause. In such event, (i) not later than the Termination Date specified in the Termination Notice, the Company shall pay to the Executive an amount in cash equal to the sum of the Executive's Compensation (subject to applicable payroll and/or other taxes required by law to be withheld) determined as of the date of such Termination Notice through the remaining term of the Agreement and (ii) the restrictions set forth in Section 9.1(b) hereof shall not be applicable to the Executive.

      7.5 Termination of Employment by Executive.

            (a) The Executive may terminate this Agreement at any time with Good Reason. In such event, (i) not later than the Termination Date specified in the Termination Notice, the Company shall pay to the Executive an amount in cash equal to the sum of the Executive's Compensation (subject to applicable payroll and/or other taxes required by law to be withheld determined as of the date of such Termination Notice through the remaining term of the Agreement and (ii) the restrictions set forth in Section 9.1(b) hereof shall not be applicable to the Executive.

            (b) The Executive may terminate this Agreement at any time without Good Reason. In such event, the Company shall be obligated to continue to pay in the ordinary and normal course of its business to the Executive only his Salary (subject to applicable payroll and/or other taxes required by law to be withheld) through the Termination Date set forth in the Termination Notice.

                                  ARTICLE VIII
                            Termination of Employment
                        Subsequent to a Change in Control
                                 of the Company

      8.1 Termination of Employment. Notwithstanding the provisions of Articles III and VII of this Agreement, in the event that (a) there shall occur any Change in Control of the Company, other than an Approved Change in Control of the Company, and (b) at any time subsequent to the date of any such Change in Control of the Company, either (i) the Company shall terminate the employment of the Executive for any reason, other than as the result of the death or the Protracted Disability of the Executive or for Cause, or (ii) the Executive shall terminate his employment for Good Reason, then, in any such event, (A) not later than the Termination Date specified in the Termination Notice delivered by the Company to the Executive, or by the Executive to the Company, as the case may be, the Company shall pay to the Executive an amount in cash equal to the Executive's Compensation, determined as of the date of such Termination Notice, multiplied by three (subject to applicable payroll and/or other taxes required by law to be withheld), (B) the restrictions set forth in Section 9.1(b) hereof shall not be applicable to the Executive, and (C) any and all stock options granted to the Executive under any stock option plan or agreement of the Company as may from time to time be in effect, which shall not by their terms have vested on or before such Termination Date, shall vest on such Termination Date.

      8.2 Limitation on Payment. Notwithstanding anything to the contrary set forth in Section 8.1 above, the amount paid by the Company to the Executive shall be limited to the maximum amount which will not constitute a "parachute payment," as such term is defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended. This limitation shall first be applied to amounts provided pursuant to clause (C) of Section 8.1 hereof (otherwise included in the calculation of a parachute payment) to the extent thereof and then to amounts provided pursuant to clause (A) of Section 8.1 hereof.

                                   ARTICLE IX
                      Certain Restrictions on the Executive

      9.1 Certain Restrictions. The Executive covenants and agrees with the Company as follows:

            (a) He shall not at any time, directly or indirectly, for himself or any other Person which competes in any manner with the Company or any of its subsidiaries or affiliates in the United States of America or its territories and possessions or any other countries in which the Company as of the date of termination of this Agreement conducts its business directly or indirectly through any of its subsidiaries or affiliates (collectively, the "Territory"), employ, attempt to employ or enter into any contractual arrangement for employment with, any employee or former employee of the Company or any of its subsidiaries or affiliates, unless such former employee shall not have been employed by the Company or any of its subsidiaries or affiliates for a period of at least one year.

            (b) He shall not, during the term of this Agreement and for a period of one year from and after the date of termination of this Agreement, directly or indirectly, (i) acquire or own in any manner any interest in, or loan any amount to, any Person which competes in any manner with the Company or any of its subsidiaries or affiliates in the Territory, (ii) be employed by or serve as an employee, agent, officer, or director of, or as a consultant to, any Person, other than the Company and its subsidiaries and affiliates, which competes in any manner with the Company or its subsidiaries or affiliates in the Territory, or (iii) compete in any manner with the Company or its subsidiaries or affiliates in the Territory. The foregoing provisions of this Section 9.1(b) shall not prevent the Executive from acquiring and owning not more than five percent (5%) of the equity securities of any Person whose securities are listed for trading on a national securities exchange or are regularly traded in the over-the-counter securities market.

            (c) In the course of the Executive's employment by the Company, the Executive will have access to confidential or proprietary information of the Company and its subsidiaries and affiliates. The Executive shall not at any time divulge or communicate to any Person, or use to the detriment of the Company or its subsidiaries or affiliates, any such confidential or proprietary information. The term "confidential or proprietary information" shall mean information not generally available to the public, including without limitation personnel information, financial information, customer lists, supplier lists, marketing plans and analyses, trade secrets, computer software and source and object codes and procedures and techniques of operating and managing the business of the Company and its subsidiaries and affiliates.

      9.2 Remedies. It is recognized and acknowledged by each of the Company and the Executive that a breach or violation by the Executive of any or all of his covenants and agreements contained in Section 9.1 of this Agreement will cause irreparable harm and damage to the Company and its subsidiaries and affiliates in a monetary amount which would be virtually impossible to ascertain and, therefore, will deprive the Company of an adequate remedy at law. Accordingly, if the Executive shall breach or violate any or all of his covenants and agreements set forth in Section 9.1 hereof, then the Company and its subsidiaries and affiliates shall have resort to all equitable remedies, including without limitation the remedies of specific performance and injunction, both permanent and temporary, as well as all other remedies which may be available at law.

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

      9.3 Intent. It is the intent of the parties that the restrictions set forth in Section 9.1 hereof shall be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which enforcement of such restrictions may be sought. If any provision contained in Section 9.1 hereof shall be adjudicated by a court of competent jurisdiction to be invalid or unenforceable because of its duration or geographic scope, then such provision shall be reduced by such court in duration or geographic scope or both to such extent as to make it valid and enforceable in the jurisdiction where such court is located, and in all other respects shall remain in full force and effect.

                                    ARTICLE X
                            Successor to the Company

            The Company shall require any successor, whether direct or indirect, and whether by purchase, merger, consolidation or otherwise, to all or substantially all of the business or properties and assets of the Company, to execute and deliver to the Executive, not later than the date of the consummation of any such purchase, merger, consolidation or other transaction, a written instrument in form and in substance reasonably satisfactory to the Executive and his legal counsel pursuant to which any such successor shall agree to assume and to perform on a timely basis or to cause to be performed on a timely basis all of the Company's covenants, agreements and obligations set forth in this Agreement (a "Successor Agreement"). The failure of the Company to cause any such successor to execute and deliver a Successor Agreement to the Executive shall (a) constitute a breach of the provisions of this Agreement by the Company and (b) be deemed to constitute a termination by the Executive of his employment hereunder (as of the date upon which any such successor shall succeed to all or substantially all of the business or properties and assets of the Company) for Good Reason.

                                   ARTICLE XI
                                 Attorneys' Fees

            In the event that any litigation shall arise between the Company and the Executive based, in whole or in part, upon this Agreement or any or all of the provisions contained herein, then, in any such event, the prevailing party in any such litigation shall be entitled to recover from the non-prevailing party, and shall be awarded by a court of competent jurisdiction, any and all reasonable fees and disbursements of trial and appellate counsel paid, incurred or suffered by such prevailing party as the result of, arising from, or in connection with, any such litigation.

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

                                   ARTICLE XII
                            Miscellaneous Provisions

      12.1 Governing Law. This Agreement shall be governed by, and shall be construed and interpreted in accordance, with the laws of the State of Florida, without giving effect to the principles of the conflict of laws thereof.

      12.2 Notices. Any and all notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) two days after having been delivered to Federal Express, DHL, UPS, Airborne or another recognized overnight courier or delivery service, (c) when delivered by facsimile transmission, provided that an original copy of such transmission shall be sent by first class mail, postage prepaid, or (d) five days after having been deposited into the United States mail, by registered or certified mail, return receipt requested, postage prepaid, to the respective parties at their respective addresses or to their respective facsimile telephone numbers, as follow:

If to the Company:           110 Media Group, Inc.
                             100 West Lucerne Circle
                             Suite 600
                             Orlando, Florida  32801
                             Attention:  President
                             Facsimile:  (407) 849-9834

If to the Executive:         Andre L. Forde
                             1776 Lee Janzen Drive
                             Kissimmee, Florida  34744
                             Facsimile:

or to such other address as either party may from time to time give written notice of to the other in accordance with the provisions of this Section 12.2.

      12.3 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the Company and the Executive with respect to such subject matter.

      12.4 Amendments. This Agreement may not be amended or modified in any manner, except by a written instrument executed by each of the Company and the Executive.

      12.5 Benefits; Binding Effect. This Agreement shall be for the benefit of, and shall be binding upon, each of the Company and the Executive and their respective heirs, personal representatives, executors, legal representatives, successors and assigns.

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

      12.6 Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law. Except as otherwise provided in Section 9.3 above, if any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid by any court of competent jurisdiction, then, in any such event, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

      12.7 No Waivers. The waiver by either party of a breach or violation of any provision of this Agreement by any other party shall not operate nor be construed as a waiver of any subsequent breach or violation. The waiver by either party to exercise any right or remedy it or he may possess shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

      12.8 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

      12.9 Counterparts. This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

      IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement on the date first written above.

110 Media Group, Inc.


By /s/ Darren J. Cioffi                                /s/ Andre L. Forde
   --------------------                                ------------------
        Darren J. Cioffi,                              Andre L. Forde
        Chief Financial Officer


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